Exhibit 10.1

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REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 25, 2006, is by and between Motient Corporation, a Delaware corporation (“Motient”), and SkyTerra Communications, Inc., a Delaware corporation (“SkyTerra”). Certain capitalized terms used herein are defined in Section 7 below. Capitalized terms not otherwise defined herein have the meaning ascribed to them in the MSV Exchange Agreement (as hereinafter defined).

RECITALS:

WHEREAS, Motient, MVH Holdings Inc., a Delaware corporation and wholly owned subsidiary of Motient (“MVH”), and SkyTerra have entered into an Exchange Agreement, dated as of May 6, 2006 (the “MSV Exchange Agreement”), that provides, subject to the terms and conditions thereof, for the purchase by SkyTerra of 100% of the limited partnership units (the “MSV LP Units”) of Mobile Satellite Ventures, LP, a Delaware limited partnership (“MSV”) and common stock of Mobile Satellite Ventures GP, Inc., a Delaware corporation and the general partner of MSV (“MSV GP Shares”), held directly by MVH (the “MSV Exchange”);

WHEREAS, as part of the consideration to be paid in the MSV Exchange, SkyTerra will issue an aggregate of 44,333,417 shares (the “Acquired Shares”) of non-voting common stock, par value $0.01 per share of SkyTerra, exchangeable in certain circumstances for an equal number of shares of common stock, par value $0.01 per share, of SkyTerra (“Common Shares”) pursuant to Section 4.7 of the MSV Exchange Agreement;

WHEREAS, in order to induce Motient to consummate the transactions under the MSV Exchange Agreement, SkyTerra has agreed to provide certain registration rights on the terms and subject to the conditions set forth herein; and

WHEREAS, it is a condition to the closing of the transactions under the MSV Exchange Agreement that SkyTerra and Motient enter into this Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. REGISTRATION UNDER THE SECURITIES ACT.

1.1 Registration.

(a) As promptly as possible after the date hereof, and in any event prior to the date that is ten (10) business days following the date hereof, SkyTerra shall prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on the appropriate form for the purpose of registering under the Securities Act 14,407,343 of the Common Shares (as appropriately adjusted in accordance with the MSV Exchange Agreement) (the “Resale Shares”) for resale by Motient (the “Resale Registration Statement”). SkyTerra agrees to use its commercially reasonable efforts to cause the Resale Registration Statement to be declared effective as soon as practicable after the filing thereof with the SEC.

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(b) SkyTerra shall keep the Resale Registration Statement effective (including through the filing of any required post-effective amendments) until the earlier to occur of (i) such time as Motient has sold all of the Common Shares registered thereunder or (ii) July 15, 2010; provided, that such date shall be extended by the amount of time of any period during which Motient may not use the Resale Registration Statement as the result of the occurrence of an event described in Section 1.2(e) (ii), (iii) or (iv) below. Thereafter, SkyTerra shall be entitled to withdraw the Resale Registration Statement and, upon such withdrawal, Motient shall have no further right to sell any of the Common Shares pursuant to the Resale Registration Statement (or any prospectus forming a part thereof).

(c) Pursuant to Section 1.3(b)(ii) of the MSV Exchange Agreement, SkyTerra has filed a registration statement on Form S-3 (File No. 333-135580) with the SEC registering under the Securities Act 25,478,273 of the Common Shares (as appropriately adjusted in accordance with the MSV Exchange Agreement) for distribution by Motient as a dividend to the Motient Common Stockholders (the “Distribution Registration Statement”). The Distribution Registration Statement was declared effective by the SEC on September 22, 2006.

(d) Pursuant to Section 1.3(b)(iii) of the MSV Exchange Agreement, SkyTerra has filed a registration statement on Form S-3 (File No. 333-135580) with the SEC registering under the Securities Act 4,447,801 of the Common Shares (as appropriately adjusted in accordance with the MSV Exchange Agreement) for distribution by Motient to the holders of Motient’s Series A Cumulative Convertible Preferred Stock and Series B Cumulative Convertible Preferred Stock upon the election by the holders of such shares to convert such shares of Motient preferred stock into shares of Motient Common Stock (the “Preferred Registration Statement” and, together with the Distribution Registration Statement and the Resale Registration Statement, the “Registration Statements”). The Preferred Registration Statement was declared effective by the SEC on September 22, 2006. The registrations effected pursuant to the Registration Statements are referred to herein as the “Registrations.”

(e) SkyTerra shall keep the (i) Distribution Registration Statement effective (including through the filing of any required post-effective amendments) until such time as Motient declares and pays the dividend of the Common Shares to the Motient Common Stockholders referenced in the Distribution Registration Statement and (ii) Preferred Registration Statement effective (including through the filing of any required post-effective amendments) until the earlier to occur of (A) the date after which all of the Common Shares registered thereunder shall have been distributed by Motient to its preferred stockholders and (B) July 15, 2010; provided, that such date shall be extended by the amount of time of any period during which Motient may not use the Preferred Registration Statement as the result of the occurrence of an event described in Section 1.2(e) (ii), (iii) or (iv) below. Thereafter, SkyTerra shall be entitled to withdraw the Distribution Registration Statement and the Preferred Registration Statement, as applicable, and, upon such withdrawal, Motient shall have no further right to distribute any of the Common Shares pursuant to the Distribution Registration Statement or Preferred Registration Statement (or any prospectus forming a part thereof), as applicable.

1.2 Registration Procedures. Subject to the terms and conditions hereof, whenever any Common Shares are required to be registered pursuant to this Agreement or were required to be registered pursuant to the MSV Exchange Agreement, SkyTerra shall use its commercially

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reasonable efforts to effect the registration (if not previously effected) and the sale or distribution of such Common Shares (if not previously sold or distributed) in accordance with the intended method of disposition thereof, and pursuant thereto SkyTerra shall as expeditiously as practicable:

(a)	promptly prepare and file with the SEC the applicable registration statement with respect to such Common Shares (and any amendments, including any post-effective amendments or supplements to such registration statement SkyTerra deems to be necessary) and use its commercially reasonable efforts to cause such registration statement to become effective and to comply with the provisions of the Securities Act applicable to it; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, SkyTerra shall furnish to counsel for Motient copies of all such documents proposed to be filed, including documents incorporated by reference in the registration statement and, if requested by Motient, the exhibits incorporated by reference so as to provide Motient and its counsel a reasonable opportunity to review and comment on such documents, and SkyTerra (i) will make such changes and additions thereto as reasonably requested by counsel to Motient prior to filing any registration statement or amendment thereto or any prospectus or any supplement thereto and (ii) if Motient is an underwriter or controlling person of SkyTerra, to include therein material relating to Motient or the plan of distribution for the Common Shares registered thereunder, furnished to SkyTerra in writing, which, in the reasonable judgment of Motient, should be included;

(b)	furnish to Motient such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement and such other documents as Motient may reasonably request in order to facilitate the disposition of such Common Shares registered thereunder; provided, however, that SkyTerra shall have no obligation to furnish copies of a final prospectus if the conditions of Rule 172(c) under the Securities Act are satisfied by SkyTerra;

(c)	prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement with respect to such Common Shares registered thereunder effective for the applicable time periods as specified in Section 1.1 in order to complete the disposition of the Common Shares covered by such registration statement and comply with the provisions of the Securities Act with respect to the disposition of all Common Shares covered by such registration statement during such period in accordance with the intended methods of disposition thereof as set forth in such registration statement;

(d)	use its commercially reasonable efforts to register or qualify such Common Shares under such other securities or blue sky laws of such jurisdictions as Motient (or any other holder whose securities are included in a registration statement on which Common Shares are registered) reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Motient to consummate the disposition in such jurisdictions of the Common Shares owned by

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Motient (provided that SkyTerra shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)	notify Motient, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when a registration statement or any post-effective amendment has become effective under the Securities Act, (ii) of any written request by the SEC for amendments or supplements to such registration statement or prospectus, (iii) of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (whereupon Motient shall immediately cease any offers, sales or other distribution of Common Shares registered thereunder), and, subject to 1.3(c), SkyTerra shall promptly prepare a supplement or amendment to such prospectus so that, as thereafter used by Motient for the resale of the Common Shares or delivered to the stockholders of Motient in connection with the distribution of such Common Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (iv) of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any of the Common Shares included in such registration statement for sale or distribution in any jurisdiction;

(f)	in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Shares included in such registration statement for sale or distribution in any jurisdiction, SkyTerra shall use its commercially reasonable efforts promptly to obtain the withdrawal of such order and shall prepare and file an amended or supplemented prospectus, if required; and

(g)	provide a transfer agent and registrar for all such Common Shares not later than the effective date of such registration statement;

(h)	use its commercially reasonable efforts to cause such Common Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable Motient to complete the disposition of the Common Shares covered by such registration statement and comply with the provisions of the Securities Act with respect to the disposition of all Common Shares covered by such registration statement during such period in accordance with the intended methods of disposition by Motient thereof set forth in such registration statement;

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(i)	make available for inspection by Motient, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by Motient or underwriter, all financial and other records, pertinent corporate documents and properties of SkyTerra, and cause SkyTerra’s officers, managers, employees and independent accountants to supply all information reasonably requested by SkyTerra, underwriter, attorney, accountant or agent in connection with such registration statement; and

(j)	make generally available to its stockholders a consolidated earnings statement (which need not be audited) for the 12 months beginning after the effective date of such registration statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act.

1.3 Other Procedural Matters.

(a)	SEC Correspondence. SkyTerra shall make available to Motient promptly after the same is prepared and publicly distributed, filed with the SEC, or received by SkyTerra, one copy of each registration statement and any amendment thereto, each preliminary prospectus and each amendment or supplement thereto, each letter written by or on behalf of SkyTerra to the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), in each case relating to such registration statement. SkyTerra will promptly respond to any and all comments received from the SEC, with a view towards causing each registration statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall file an acceleration request as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such registration statement or any amendment thereto will not be subject to review.

(b)	SkyTerra may require Motient to furnish to SkyTerra any other information regarding Motient and the distribution of such securities, including without limitation the plan of disposition of the Common Shares, as SkyTerra reasonably determines, is required to be included in any registration statement.

(c)	Motient agrees that, upon notice from SkyTerra of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading (a “Suspension Notice”), Motient will forthwith discontinue disposition of Common Shares pursuant to such registration statement until Motient is advised in writing by SkyTerra that the use of the prospectus may be resumed and is furnished with a supplemented or amended prospectus as contemplated by Section 1.2 hereof; provided, however, that such postponement of sales of Common Shares by Motient shall not in any event exceed (i) twenty (20) consecutive days or (ii) forty-five (45) days in the aggregate in any 12 month period. If SkyTerra shall give Motient any Suspension Notice, SkyTerra shall extend the

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period of time during which SkyTerra is required to maintain the applicable registration statements effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such Suspension Notice to and including the date Motient either is advised by SkyTerra that the use of the prospectus may be resumed. In any event, SkyTerra shall not be entitled to deliver more than a total of three (3) Suspension Notices or notices of any Delay Period in any 12 month period.

(d)	Neither SkyTerra nor Motient shall permit any officer, manager, underwriter, broker or any other person acting on behalf of SkyTerra to use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with any registration statement covering Common Shares filed pursuant to the Exchange Agreement or this Agreement, without the prior written consent of SkyTerra, Motient and any underwriter.

1.4 Expenses.

(a)	Registration Expenses. All Registration Expenses shall be borne by SkyTerra.

(b)	Selling Expenses. All expenses incident to Motient’s performance of or compliance with this Agreement, including, without limitation, all fees and expenses of counsel for Motient, fees and expenses of Motient’s transfer agent, and any broker or dealer discounts or commissions attributable to the disposition of Common Shares shall be borne solely by Motient.

SECTION 2. LOCKUP AGREEMENT.

2.1 Except for the (i) disposition of Common Shares by Motient to its stockholders pursuant to the Preferred Registration Statement and (ii) the distribution by Motient of Common Shares to holders of Motient common stock as described in Section 4.8 of the MSV Exchange Agreement, Motient hereby agrees to not effect any public sale or distribution (including any sales pursuant to Rule 144) of equity securities of SkyTerra, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten registered public offering of equity securities of SkyTerra or securities convertible or exchangeable into or exercisable for equity securities of SkyTerra (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise consent in writing, and Motient will deliver an undertaking to the managing underwriters (if requested) consistent with this covenant. Motient shall not be obligated to comply with the provisions of this Section 2.1 more than two times in any 12-month period.

SECTION 3. INDEMNIFICATION.

3.1 Indemnification by SkyTerra. SkyTerra agrees to indemnify, to the extent permitted by law, Motient, its officers, directors, employees and Affiliates and each Person who controls Motient (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement described in this Agreement and/or the MSV Exchange Agreement,

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(including, without limitation, the Distribution Registration Statement (as defined in the MSV Exchange Agreement), the Resale Registration Statement and the Preferred Registration Statement) (each a “Transaction Registration Statement”) or any prospectus forming a part of any such Transaction Registration Statement or any “issuer free writing prospectus” (as defined in Securities Act Rule 433), or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or any violation or alleged violation by SkyTerra of the Securities Act, the Exchange Act or applicable “blue sky” laws, except insofar as the same are made in reliance and in conformity with any information furnished in writing to SkyTerra by Motient expressly for use therein or by the failure of Motient to deliver a copy of such registration statement or prospectus or any amendments or supplements thereto as required by law after SkyTerra has furnished Motient with a sufficient number of copies of the same.

3.2 Indemnification by Motient. In connection with any registration statement in which Motient is participating, Motient shall furnish to SkyTerra in writing such information as SkyTerra reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify SkyTerra, its directors, officers, employees and Affiliates, and each Person who controls SkyTerra (within the meaning of the Securities Act), against any losses, claims, damages, liabilities, and expenses resulting from any untrue or alleged untrue statement of material fact contained in any Transaction Registration Statement, the prospectus or preliminary prospectus forming a part of such Transaction Registration Statement or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that any information so furnished in writing by Motient contains such untrue statement or omits a material fact required to be stated therein necessary to make the statements therein not misleading; provided, however, that any such obligation of Motient to indemnify SkyTerra hereunder shall be limited to (i) the net proceeds to Motient from the sale of the Common Shares pursuant to the Resale Registration Statement in the case of the Resale Registration Statement, and (ii) the value of the Common Shares distributed pursuant to the Distribution Registration Statement or the Preferred Registration Statement, as applicable, based on the average of the high and low sales price of Common Shares for the five trading day period immediately prior to the date of such distribution with respect to the Distribution Registration Statement or the Preferred Registration Statement, as applicable.

3.3 Indemnification Procedures. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one

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counsel (in addition to local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

3.4 Investigation; Contribution. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and shall survive the transfer of securities. If the indemnification provided under Section 3.1 or Section 3.2 of this Agreement is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of Motient for contribution pursuant to this Section 3.4 be greater than the amount for which Motient would have been liable pursuant to Section 3.2 had indemnification been available and enforceable.

SECTION 4. RULE 144 TRANSACTIONS.

4.1 Undertaking to File Reports and Cooperate in Rule 144 Transactions. For as long as Motient continues to hold or has the right under the MSV Exchange Agreement to acquire any Acquired Shares, SkyTerra shall use its commercially reasonable efforts to file with the SEC, on a timely basis, all annual, quarterly and other periodic reports required to be filed by it under Sections 13 and 15(d) of the Exchange Act, and the rules and regulations thereunder; provided, however, that the foregoing shall not be construed to require SkyTerra to prepare and file periodic reports if it is not required to do so under the Exchange Act. In the event of any proposed sale by Motient of Acquired Shares pursuant to Rule 144 under the Securities Act or otherwise as provided herein, which sale is to be made in accordance with the terms of Section 5.1(d) hereof, SkyTerra shall use its commercially reasonable efforts to cooperate with Motient so as to enable such sales to be made in accordance with applicable laws, rules and regulations, the requirements of the transfer agent of SkyTerra, and the reasonable requirements of the broker through which the sales are proposed to be executed, and shall, upon written request, furnish unlegended certificates representing ownership of the shares of Common Shares sold thereby, such certificates to be furnished in such numbers and denominations as Motient may reasonably request.

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SECTION 5. RESTRICTIONS ON TRANSFER.

5.1 Permitted Transfers. Motient hereby agrees that, until it and any permitted transferees under paragraph (e) or (h) hereunder have disposed of all of the Acquired Shares, it will not, directly or indirectly, without the prior written consent of SkyTerra, sell, distribute, transfer or otherwise dispose (in each case, a “Disposition”) of any Acquired Shares except:

(a)	the pro rata distribution of Common Shares by Motient to its common stockholders in the form of a special dividend as described by Section 4.8 of the MSV Exchange Agreement; or

(b)	distributions of Common Shares by Motient to its preferred stockholders pursuant to the Preferred Registration Statement;

(c)	sales of Resale Shares pursuant to the Resale Registration Statement; or

(d)	sales of Resale Shares pursuant to Rule 144 under the Securities Act; or

(e)	sales or transfers of Resale Shares to any Person or group of related Persons who would immediately thereafter not own or have the right to acquire or vote with respect to Resale Shares consisting of, in the aggregate, more than five percent (5%) (with each Person, other than Affiliates of the transferring Holder, considered individually and not in the aggregate with other transferees) of the total combined voting power of all SkyTerra Common Shares then outstanding; provided, however, that in each such case, the transferee shall receive and hold such Resale Shares subject to, and the transferee and all of the transferees’ Affiliates shall agree to be bound by, all the terms of this Agreement, which terms shall also inure to the benefit of such transferees, and there shall be no further transfer of such Resale Shares, except in accordance with the provisions of this Section 5.1; or

(f)	a bona fide pledge of or the granting of a security interest in the Resale Shares or Resale Shares to an institutional lender for money borrowed, provided that such lender acknowledges in writing that it has received a copy of this Agreement and agrees, upon its becoming the owner of, or obtaining dispositive authority with respect to or in connection with any disposition of, any such Resale Shares, to be bound by the provisions of this Agreement in connection with any right it may have to dispose of any such Resale Shares (and, upon agreeing so to be bound, the provisions of this Agreement shall inure to the benefit of such party); or

(g)	sales or transfers of Resale Shares pursuant to a tender or exchange offer which the Board of Directors of SkyTerra does not oppose within 10 business days after the date of commencement (as such term is defined in Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act) of such offer; or

(h)	dispositions of Resale Shares by Motient to any wholly owned subsidiary of Motient or to a successor corporation of Motient; provided, however, that in each such case, the transferee shall receive and hold such Resale Shares subject to, and the transferee and all of the transferees’ Affiliates shall agree to be bound by, all the

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terms of this Agreement, which terms shall also inure to the benefit of such transferees, and there shall be no further transfer of such Resale Shares for which they are exchangeable, except in accordance with the provisions of this Section 5.1; or

(i)	dispositions pursuant to any merger, consolidation, reorganization or recapitalization to which SkyTerra is a party or in connection with any reclassification of the Acquired Shares or the Common Shares;

provided, that in the event that Motient seeks to effect a Disposition of any Resale Shares pursuant to clauses (d), (e) or (h) of this Section 5.1, (i) such Disposition is made in compliance with applicable securities laws, and (ii) prior to such Disposition, Motient shall have delivered to SkyTerra an opinion of counsel stating that such Disposition (A) is permitted by this Agreement and the MSV Exchange Agreement, (B) does not require registration under the Securities Act, and (C) assuming the accuracy of the representations and warranties set forth in the MSV Exchange Agreement, does not cause the MSV Exchange to be required to have been registered under the Securities Act; provided, that with respect to Dispositions pursuant to Section 5.1(d), such opinion shall only be required if requested by SkyTerra’s transfer agent and in any event no opinion shall be required for Dispositions pursuant to Rule 144(k) under the Securities Act.

SECTION 6. INTENTIONALLY OMITTED

SECTION 7. DEFINITIONS.

“Affiliate” means, with respect to any specified Person, any other Person that, directly or indirectly or through one or more intermediaries, controls, is controlled by or is under common control with such specified Person.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any successor statute.

“Person” means any individual, firm, partnership, corporation, trust, joint venture, limited liability company, association, joint stock company, unincorporated organization, or any other entity or organization, including a governmental entity or any department, agency, or political subdivision thereof.

“Registration Expenses” means all expenses incident to SkyTerra’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, fees with respect to filings required to be made with the NASD, printing expenses, messenger and delivery and mailing expenses, fees and disbursements of custodians, and fees and disbursements of counsel for SkyTerra and all independent certified public accountants retained by SkyTerra and other Persons retained by SkyTerra.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any successor statute.

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SECTION 8. MISCELLANEOUS.

8.1 Legends and Stop Transfer Orders.

(a)	Motient hereby agrees that all certificates representing Acquired Shares or the Common Shares for which they are exchanged that are presently owned or are hereafter acquired by Motient, shall have the following legend (or other legend to the same effect): “The shares represented by this certificate are subject to restrictions on transfer and other restrictions pursuant to the provisions of a Registration Rights Agreement, dated May 6, 2006, between SkyTerra Communications, Inc. and Motient Corporation, a copy of which is on file at the office of the corporate secretary of Motient Corporation.”

(b)	Motient hereby agrees to the entry of stop transfer orders with the transfer agent and registrar of the Acquired Shares or the Common Shares for which they are exchanged against the transfer (other than in compliance with this Agreement) of legended securities held by Motient (or its permitted transferees under Section 5.1(e) or (h) hereof).

(c)	SkyTerra agrees to remove any stop transfer orders provided in paragraph (b) above in sufficient time to permit any party to make any transfer permitted by the terms of this Agreement.

8.2 Consolidation or Merger of SkyTerra.

For as long as Motient continues to hold, or has the right under the MSV Exchange Agreement to acquire, any Acquired Shares, if any of the following events (collectively, a “SkyTerra Change of Control”) occurs, namely:

(a) any reclassification or exchange of the outstanding Common Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

(b) any merger, consolidation, statutory share exchange or combination of SkyTerra with another corporation as a result of which holders of Common Shares shall be entitled to receive stock or other securities with respect to or in exchange for such Common Shares; or

(c) any sale or conveyance of the properties and assets of SkyTerra as, or substantially as, an entirety to any other corporation as a result of which holders of Common Shares shall be entitled to receive stock or other securities with respect to or in exchange for such Common Shares;

SkyTerra shall enter into, or SkyTerra shall cause the successor or purchasing corporation to enter into, as the case may be, an agreement with Motient that provides Motient with substantially similar rights as provided in this Agreement with respect to the stock or other securities to be issued in the SkyTerra Change of Control transaction with respect to or in exchange for the Acquired Shares and/or Common Shares.

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8.3 Specific Performance. The parties hereto acknowledge and agree that in the event of any breach of this Agreement, the non-breaching parties would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto shall and do hereby waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted hereunder.

8.4 Amendments and Waivers. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. No modification, amendment, or waiver of any provision of this Agreement shall be effective against Motient or SkyTerra except by a written agreement signed by Motient and SkyTerra.

8.5 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not including, without limitation, any Person which is the successor to Motient or SkyTerra.

8.6 Severability. If any term, provision, covenant or restriction of this Agreement, or any part thereof, is held by a court of competent jurisdiction or any foreign federal, state, county, or local government or any other governmental, regulatory, or administrative agency or authority to be invalid, void, unenforceable, or against public policy for any reason, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

8.7 Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

8.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

8.9 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

8.10 GOVERNING LAW; CONSENT OF EXCLUSIVE JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT AND THE VALIDITY AND PERFORMANCE OF THE TERMS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW. THE PARTIES HERETO HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY OR

EXECUTION

INDIRECTLY FROM OR IN CONNECTION WITH THIS AGREEMENT SHALL BE LITIGATED ONLY IN THE STATE OR FEDERAL COURTS LOCATED IN MANHATTAN IN THE STATE OF NEW YORK. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE FOREGOING COURTS AND CONSENT THAT ANY PROCESS OR NOTICE OF MOTION OR OTHER APPLICATION TO EITHER OF SAID COURTS OR A JUDGE THEREOF MAY BE SERVED INSIDE OR OUTSIDE THE STATE OF NEW YORK BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO SUCH PARTY AT ITS ADDRESS SET FORTH IN THIS AGREEMENT (AND SERVICE SO MADE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME HAS BEEN POSTED AS AFORESAID) OR BY PERSONAL SERVICE OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT.

8.11 Notices. Any notices, reports or other correspondence (hereinafter collectively referred to as “correspondence”) required or permitted to be given hereunder shall be given in writing and shall be deemed given three business days after the date sent by certified or registered mail (return receipt requested), one business day after the date sent by overnight courier or on the date given by telecopy (with confirmation of receipt) or delivered by hand, to the party to whom such correspondence is required or permitted to be given hereunder.

To Motient:

Motient Corporation

300 Knightsbridge Parkway

Lincolnshire Parkway

Lincolnshire, IL 60069

Facsimile: (847) 478-4810

Attention: General Counsel

with a copy (which shall not constitute notice) to:

Andrews Kurth LLP

600 Travis Street, Suite 4200

Houston, Texas 77002

Telecopy: (713) 238-7111

Attention: Mark Young

To SkyTerra:

SkyTerra Communications, Inc.

19 West 44th Street, Suite 507

New York, New York 10036

Facsimile:

Attn: Robert C. Lewis

EXECUTION

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Facsimile: (917) 777-2918

Attn: Gregory A. Fernicola, Esq.

EXECUTION

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.

SKYTERRA COMMUNICATIONS, INC.

By:	/s/ Jeffrey A. Leddy
Name:	Jeffrey A. Leddy
Title:	Chief Executive Officer and President

MOTIENT CORPORATION

By:	/s/ Christopher Downie
Name:	Christopher Downie
Title:	Executive Vice President and Chief Operating Officer